SUPPLEMENT TO THE PROSPECTUS
                    DATED APRIL 30, 1999
           NORTHWESTERN MUTUAL VARIABLE JOINT LIFE




On page 8 of the prospectus dated April 30, 1999, the second paragraph under the heading "Allocations to the Account" is deleted and replaced by the following:

We invest premiums we place in the Account prior to the initial allocation date in the Money Market Division of the Account. The initial allocation date is identified in the Policy and is the later of the date we approved the application and the date we received the initial premium at our Home Office. A different initial allocation date applies in those states which require a refund of at least the premium paid during the period when the Policy may be returned. In those states, the initial allocation date will be one day after the end of the period during which the policyowner has the right to return the Policy, based on the applicable state laws. See "Right to Return Policy", p.11. On the initial allocation date we invest the amount in the Money Market Division in the Account divisions as you have directed in the application for the Policy. You may change the allocation for future net premiums at any time by written request and the change will be effective for premiums we place in the Account thereafter. Allocation must be in whole percentages.



   The date of this Prospectus Supplement is June 4, 1999.